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                                                                    EXHIBIT 99.1

HAIGHTS CROSS COMMUNICATIONS
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PRESS RELEASE
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Investor Contact:
Paul J. Crecca
914.289.9420
pjcrecca@haightscross.com

Editorial Contact:
Michael Stugrin
562.498.6353                                       FOR IMMEDIATE RELEASE
mstugrin@earthlink.net


          HAIGHTS CROSS COMMUNICATIONS COMPLETES $73.74 MILLION SENIOR
                             DISCOUNT NOTE OFFERING

White Plains, NY - February 2, 2004 -- Haights Cross Communications, Inc. ("HCC") announced today that it has completed an offering of its senior discount notes due 2011, with a value at maturity of $135 million and yielding gross proceeds of $73.7 million (the "Discount Notes"). On January 27, 2004, the Discount Notes were priced at 12 1/2%.

HCC intends to use the proceeds of the financing to repurchase certain outstanding shares of its Series B senior preferred stock, Series A preferred stock warrants and common stock warrants, to fund future acquisitions and for general corporate purposes.

The Discount Notes were offered only to qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and certain investors outside of the United States under Regulation S under the Securities Act. The Discount Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release does not and will not constitute an offer to sell or the solicitation of an offer to buy the Discount Notes. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.


About Haights Cross Communications:

Founded in 1997 and based in White Plains, NY, Haights Cross Communications is a premier educational and library publisher dedicated to creating the finest books, audio products, periodicals, software and online services, serving the following markets: K-12 supplemental

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education, public and school library publishing, audiobooks, and medical continuing education publishing. Haights Cross companies include:
Sundance/Newbridge Educational Publishing (Northborough, MA), Triumph Learning (New York, NY), Recorded Books (Prince Frederick, MD), Chelsea House Publishers (Broomall, PA), and Oakstone Publishing (Birmingham, AL). Haights Cross investors include Great Hill Partners For more information visit www.haightscross.com.
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Safe Harbor Statement: This press release contains forward-looking statements.
In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "potential" and similar expressions intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performances or achievements to be materially different from those expressed or implied by our forward-looking statements. Factors that may cause our actual results to differ materially from our forward-looking statements include, among others, changes in external market factors, changes in our business or growth strategy, or an inability to execute our strategy due to changes in our industry or the economy generally, the emergence of new or growing competitors and various other competitive factors. In light of these risks and uncertainties, there can be no assurance that the events and circumstances described in forward-looking statements contained in this press release will in fact occur. You should read this press release completely and with the understanding that our actual results may be materially different from what we expect. We will not update these forward-looking statements, even though our situation may change in the future. We qualify all of our forward-looking statements by these cautionary statements.
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